UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2022

ARTEMIS STRATEGIC INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40855	86-1303512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3310 East Corona Avenue

Phoenix, Arizona 85040

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (602) 346-0329

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ARTEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ARTE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ARTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on March 30, 2022, Artemis Strategic Investment Corporation, a Delaware corporation (“Artemis”), entered into an agreement and plan of reorganization, as amended on September 2, 2022 (the “Merger Agreement”), with Komisium Limited, a private company limited by shares incorporated under the laws of Cyprus and the sole equityholder of Novibet (“Komisium”), Logflex MT Holding Limited, a limited liability company organized under the laws of Malta with company registration number C 77769 and having its registered office at 170, Pater House, Level 1 (Suite A191), Psaila Street, Birkirkara, BKR 9077, Malta and a direct, wholly-owned subsidiary of Komisium (“Novibet”), Novibet PLC, a United Kingdom public limited company, and a direct, wholly-owned subsidiary of Komisium (“PubCo”), and Novibet Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of PubCo (“Merger Sub”). The Merger Agreement and the transactions contemplated thereby relate to a proposed business combination among Artemis, Novibet, and PubCo (the “Business Combination”).

On December 14, 2022, the parties to the Merger Agreement and Novibet PLC, a Jersey public limited company, entered into Amendment No. 2 to the Merger Agreement (the “Amendment No. 2 to the Merger Agreement”). Amendment No. 2 to the Merger Agreement amends the Merger Agreement to, among other things:

•	change PubCo’s jurisdiction of incorporation from England and Wales to Jersey; and
•	permit Komisium to transfer up to 10% of its Novibet equity prior to the closing of the Business Combination as long as the transferee signs a joinder to the Merger Agreement, as amended, provided that all permitted transfers prior to and after the closing of the Business by Komisium will not exceed 30% of the total number of ordinary shares of PubCo issued as closing share consideration and additional share consideration (if any) pursuant to the terms of the Merger Agreement.

The foregoing description of Amendment No. 2 to the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms of Amendment No. 2 to the Merger Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed Business Combination, Artemis, Novibet, and PubCo prepared, and PubCo filed with the SEC a registration statement on Form F-4 (the “Registration Statement”), which contains the proxy statement of Artemis and the prospectus of PubCo (as amended or supplemented from time to time, the “Proxy Statement/Prospectus”), and will prepare and file one or more amendments to the Registration Statement, and, after the Registration Statement is declared effective, Artemis will mail the definitive Proxy Statement/Prospectus included therein to the holders of Artemis’s common stock in connection with Artemis’s solicitation of proxies for the vote by Artemis stockholders with respect to the Business Combination and other matters described in the Registration Statement. Artemis urges its stockholders and other interested persons to read the Registration Statement and, when available, the amendments thereto, and the documents incorporated by reference therein, as well as other documents filed by Artemis and PubCo with the SEC in connection with the Business Combination, as these materials will contain important information about Artemis, Novibet, and the Business Combination. Stockholders of Artemis will also be able to obtain copies of such documents, when available, free of charge through the website maintained by the SEC at www.sec.gov or by directing a written request to Artemis Strategic Investment Corporation, 3310 East Corona Avenue, Phoenix, AZ 85040.

Participants in the Solicitation

Under SEC rules, Artemis, Novibet, PubCo, and its and their respective officers and directors may be deemed to be participants in the solicitation of Artemis’s stockholders in connection with the Business Combination. Stockholders of Artemis may obtain more detailed information regarding the names, affiliations, and interests of Artemis’s directors and officers in Artemis’s final prospectus for its initial public offering, filed with the SEC on October 1, 2021 (the “IPO Prospectus”), and the Registration Statement, when available. The interests of Artemis’s directors, officers, and others in the Business Combination may, in some cases, be different than those of Artemis’s stockholders generally. Information about such interests will be set forth in the Registration Statement when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit hereto include historical information as well as “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are included throughout this Current Report on Form 8-K and the exhibit hereto and relate to matters such as the future results of operations and financial position of PubCo and its subsidiaries; planned products and services; Novibet’s business strategy, including Novibet’s planned launch in the United States and North America; objectives of Novibet’s management for future operations; market size and potential growth opportunities; competitive position; expectations and timings related to commercial launches; potential benefits of the proposed Business Combination; and technological and market trends and other future conditions.

Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “future,” “anticipate,” “assume,” “intend,” “plan,” “may,” “will,” “could,” “should,” “would,” “believes,” “predicts,” “potential,” “strategy,” “opportunity,” “continue,” and similar expressions are intended to identify such forward-looking statements. Accordingly, such forward-looking statements are not guarantees and are subject to inherent risks, uncertainties, and changes in circumstance that are difficult to predict and may be outside of PubCo’s, Artemis’s and Novibet’s control. PubCo’s, Artemis’s and Novibet’s actual results may differ materially from their expectations, estimates and projections due to a variety of factors and consequently, you should not place undue reliance on these forward-looking statements as predictions of future events. Although it is impossible to identify all factors that may cause such differences, they include, but are not limited to: (1) the level of redemptions by Artemis’s shareholders in connection with the Business Combination and the outcome of any legal proceedings that may be instituted against Artemis or Novibet following the announcement of the Business Combination; (2) the inability to complete the Business Combination; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain any necessary regulatory approvals or complete regulatory reviews required to complete the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations of Novibet as a result of the announcement and consummation of the Business Combination; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (6) costs related to the Business Combination; (7) changes in laws or regulations applicable to Novibet’s business and Novibet’s ability to comply with such laws and regulations; (8) the possibility that PubCo may be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic on Novibet’s business; (10) the risk factors which will be set forth under the heading “Risk Factors” in the Registration Statement; and (11) the risks and uncertainties described in the “Risk Factors” section of Artemis’s IPO Prospectus and Artemis’s and PubCo’s subsequent filings with the SEC.

The foregoing list of factors is not exclusive. There may be additional risks that Artemis and Novibet do not presently know or that they currently believe are immaterial that could cause actual results to differ materially from those contained in the forward-looking statements. All information set forth herein speaks only as of the date hereof in the case of information about Artemis and Novibet or the date of such information in the case of information from persons other than Artemis and Novibet, and PubCo, Artemis and Novibet expressly disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K or to reflect any changes in their expectations or any change in events, conditions or circumstances on which any statement is based.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibit hereto are for informational purposes only and shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, nor a solicitation of a proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Amendment No. 2 to the Agreement and Plan of Reorganization, dated as of December 14, 2022, by and among Artemis Strategic Investment Corporation, Komisium Limited, Logflex MT Holding Limited, Novibet PLC (UK), Novibet PLC (Jersey) and Novibet Merger Sub Inc.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTEMIS STRATEGIC INVESTMENT CORPORATION

	By:	/s/ Thomas Granite
	Name:	Thomas Granite
	Title:	Chief Financial Officer
Date: December 15, 2022